SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 22, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
                      ------------------------------------


               Delaware                                  52-1972128
       ------------------------             ------------------------------------
       (State of Incorporation)             (I.R.S. Employer Identification No.)

         7485 New Horizon Way
         Frederick, Maryland                               21703
--------------------------------------                   ----------
Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
               --------------------------------------------------
               Registrant's Telephone Number, including area code


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Salomon Smith Barney Inc., which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                           Description
-----------------                                        -----------

      (99)                                   Computational Materials
                                             prepared by Salomon Smith
                                             Barney Inc. in connection with
                                             Norwest Asset Securities
                                             Corporation, Mortgage Pass-
                                             Through Certificates, Series 1999-3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION

January 22, 1999

                                            By:  /s/ B. David Bialzak
                                                 -------------------------------
                                                 B. David Bialzak
                                                 Senior Vice President

                                INDEX TO EXHIBITS


                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------                      -----------                      --------------

   (99)                 Computational Materials                         P
                        prepared by Salomon Smith
                        Barney Inc. in connection
                        with Norwest Asset Securities
                        Corporation, Mortgage Pass-
                        Through Certificates, Series
                        1999-3